UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reportedly): April 4, 2005


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

    Florida                            2-70197                    59-1564329
(State or  Other                 (Commission File Number)     (I.R.S. Employer
Jurisdiction  of                                             Identification No.)
Incorporation)


               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 - Unregistered Sale of Equity Securities

     On April 4, 2005, the Company's Board of Directors granted an aggregate of 122,000 shares of its common stock to twelve of its employee as bonuses for the fiscal year ended December 31, 2004. The Company issued these shares to its employees in reliance upon Section 4(2) of the Securities Act, because each of them was knowledgeable, sophisticated and had access to comprehensive information about the Company. The Company placed restrictive legends on the certificates stating that the securities were not registered under the Securities Act and set forth their restrictions on transferability and sale.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


April 4, 2005
                                                     Ocean Bio-Chem, Inc.


                                                     /s/ Peter G. Dornau
                                                     -------------------------
                                                     Peter G. Dornau
                                                     Chairman of the Board and
                                                     Chief Executive Officer